                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                               /s/ Margaret Hayes Adame
                                             _____________________________(L.S.)
                                                   Margaret Hayes Adame

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                   /s/ Gunter Blobel
                                                __________________________(L.S.)
                                                       Gunter Blobel

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                 /s/ J. Michael Cook
                                                __________________________(L.S.)
                                                     J. Michael Cook

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                /s/ Richard M. Furlaud
                                                __________________________(L.S.)
                                                    Richard M. Furlaud

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                /s/ Peter A. Georgescu
                                                __________________________(L.S.)
                                                    Peter A. Georgescu

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.



                                                /s/ Richard A. Goldstein
                                                __________________________(L.S.)
                                                    Richard A. Goldstein

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                /s/ Carlos A. Lobbosco
                                                __________________________(L.S.)
                                                    Carlos A. Lobbosco

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.



                                                /s/ Arthur C. Martinez
                                                __________________________(L.S.)
                                                    Arthur C. Martinez

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                  /s/ George Rowe, Jr.
                                                __________________________(L.S.)
                                                      George Rowe, Jr.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                /s/ Henry P. van Ameringen
                                                --------------------------(L.S.)
                                                  Henry P. van Ameringen

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                             /s/ William D. Van Dyke, III
                                             -----------------------------(L.S.)
                                                William D. Van Dyke, III

                               POWER OF ATTORNEY
                               -----------------


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2000, hereby constitutes and appoints Stephen
A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 13th day of March 2001.


                                                /s/ Douglas J. Wetmore
                                                --------------------------(L.S.)
                                                     Douglas J. Wetmore